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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2004
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                           Sandy Spring Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


            Maryland                  0-19065               52-1532952
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(State or other jurisdiction       (Commission file          (IRS Employer
of incorporation)                       number)         Identification Number)


17801 Georgia Avenue, Olney, Maryland  20832
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(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (301) 774-6400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.
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Item 7.01 Regulation FD Disclosure.
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The news release of Sandy Spring Bancorp, Inc. dated September 29, 2004, included as Exhibit 99, is furnished to the Securities and Exchange Commission under both Item 2.02 and Item 7.01 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibit 99 - News Release dated September 29, 2004.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SANDY SPRING BANCORP, INC.
                                                By:   Hunter R. Hollar
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                                                      Hunter R. Hollar
                                                      President and
                                                      Chief Executive Officer

Dated: September 29, 2004